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EXHIBIT 10.49

                         FORM OF SUBSCRIPTION AGREEMENT


                                                      March 3, 1996

Decor Group, Inc.
320 Washington Street
Mt. Vernon, New York 10533

Gentlemen:

     1. Subscription. Subject to the terms and conditions of this Subscription Agreement, the undersigned (the "Investor") hereby subscribes for and agrees to acquire on the Closing Date (as hereinafter defined) Five Hundred Thousand (500,000) newly issued shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock") and an option (the "Option") to purchase Twenty Million (20,000,000) shares of Series B Non-Convertible Preferred Stock, a form of which is attached hereto as Exhibit "A", of Decor Group, Inc. (the "Corporation"). The Series A Preferred Stock and the Option shall be collectively referred to as the "Securities". As payment for the Securities, the Investor agrees to issue Two Hundred Thousand (200,000) shares of the Investor's Class A Common Stock, and Two Hundred Thousand (200,000) shares of the Investor's Series A Preferred Stock (collectively the "Interiors Shares").

     2. Acceptance. If the Investor's subscription is accepted, the Corporation will return to the Investor one executed copy of this Subscription Agreement.

     3. Representations and Warranties. The Investor hereby represents and warrants to the Corporation as follows:

     (a) The Investor is fully aware that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any applicable state securities law. The Investor further understands that the Securities are being issued in reliance on the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or Regulation D promulgated under the Securities Act, and in reliance on exemptions from the registration requirements of certain state Securities laws, on the grounds that the offering invo1ved has been made to a limited number of potential investors.

     (b) The Investor is acquiring the Securities for its own account as a principal and not with a present view to resale or distribution.

     (c) The Investor is able to bear the economic risk of the investment in the Securities and has such knowledge and experience in financial and business matters, and knowledge of the


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business of the Corporation.

     (d) The Investor has received all information with respect to the Corporation it has requested.

     (e) The Investor has been given the opportunity to ask questions of, and receive answers from, officers of the Corporation concerning the terms and conditions of the offering and to obtain such additional information which the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify information that was otherwise provided.

     (f) The Investor recognizes that investment in the Securities involves substantial risks. In deciding whether to invest in the Securities, the Investor has weighed these risks against the potential return. Considering all relevant factors in its financial and corporate circumstances, the Investor is able to bear the economic risk of the investment. The Investor has adequate means of providing for its current needs and possible personal contingencies and has no need in the foreseeable future for liquidity of its investment in the Securities.

     (g) The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to his investment in the Securities.

     (h) The Investor is aware that no Federal or state agency has (i) made any finding or determination as to the fairness of any aspect of the investment in the Securities or (ii) passed on or endorsed the merits of the offering of the Securities.

     (i) The Investor agrees not to sell, pledge, transfer or otherwise encumber the Securities for a period of two years following the date hereof unless the Securities are registered for sale to public or an exemption from registration is available to the holder of the Securities.

     (j) The Investor has not retained any broker or finder in connection with the transactions contemplated herein so as to give rise to any valid claim against the Corporation or any of its subsidiaries for any broker's or finder's fee, commission or similar compensation.

     (k) Any information that such Investor has heretofore furnished to the Corporation with respect to their respective financial position, and investment experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information prior to the Closing, such Investor will immediately furnish such revised or corrected information to the Corporation.

     (l) The Investor acknowledges that the Corporation has only recently been organized and has no operating or financial history.

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     (m) The Investor has the full legal right and power and all authority and approval required to enter into, execute and deliver this Subscription Agreement and to perform fully its obligations hereunder. This Subscription Agreement has been duly executed and delivered and is the valid and binding obligation of the Investor, enforceable in accordance with his terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other such laws affecting the enforcement of creditors' rights generally and by principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The execution, delivery and performance of this Subscription Agreement by such Investor will not: (i) require the approval or consent of any Person or (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under, any statute, regulation, order, judgment or decree of or applicable to the Investor, or any instrument, contract or other agreement to which the Investor is a party or by or to which the Investor is bound or subject.

     6. Modification. This Subscription Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and may not be modified, discharged or terminated except by a written instrument duly executed by each party.

     7. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     8. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this 3rd day of March 1996.

                                       INTERIORS, INC.



                                       By: /s/ [Illegible]
                                          --------------------------------
                                          Name:
                                          Title:  Pres.



Accepted and Agreed to as
of the date first above written.

DECOR GROUP, INC.


By: _____________________________
    Donald Feldman
    President
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     (m) The Investor has the full legal right and power and all authority and approval required to enter into, execute and deliver this Subscription Agreement and to perform fully its obligation hereunder. This Subscription Agreement has been duly executed and delivered and is the valid and binding obligation of the Investor, enforceable in accordance with his terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other such laws affecting the enforcement of creditors' rights generally and by principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The execution, delivery and performance of this Subscription Agreement by such Investor will not: (i) require the approval or consent of any Person or (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under, any statute, regulation order, judgment or decree of or applicable to the Investor, or any instrument, contract or other agreement to which the Investor is a party or by or to which the Investor is bound or subject.

     6. Modification. This Subscription Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and may not be modified, discharged or terminated except by a written instrument duly executed by each party.

     7. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     8. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this 3rd day of March 1996.

                                       INTERIORS, INC.



                                       By:
                                          --------------------------------
                                          Name:
                                          Title:  Pres.



Accepted and Agreed to as
of the date first above written.

DECOR GROUP, INC.


By: /s/ Donald Feldman
   ------------------------------
    Donald Feldman
    President